SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT.


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): March 28, 1996
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                                                      (March 28, 1996)



                         Ames Department Stores, Inc.
            --------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)



                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)



                               (860) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 4
                   Page 1 of 9 (Including Exhibits)


Item 5:   OTHER EVENTS

             On March 14, 1996, Ames Department Stores, Inc. (the
          "Company") publicly released its audited results of operations and balance sheet for the fiscal year ended January 27, 1996 ("fiscal 1995"). Beginning on March 28, 1996, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its financial results for the four (unaudited) and fifty-two weeks ended January 27, 1996 and for the four weeks ended February 24, 1996 (unaudited). These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibits 20-A and 20-B and are incorporated by reference herein.

             Sales for the four weeks ended February 24, 1996 were $4.1 million below the projections contained in the Form 8-K dated February 21, 1996 (the "FY 1996 Plan") primarily due to lower-than-planned sales in apparel and domestics. EBITDA was $0.4 million better than FY 1996 Plan and $2.0 million better than last year. The EBITDA results for the four weeks reflected the favorable impact of lower-than-planned expenses, partially offset by lower-than-planned gross margin and lower-than-planned other income. Gross margin was negatively impacted by the below FY
          1996 Plan sales.

             As of February 24, 1996, merchandise inventories were $41.9 million below FY 1996 Plan due primarily to lower-than-planned merchandise purchases during February. Trade payables and borrowings under the Company's revolving line of credit were $30.5 million and $4.7 million below FY 1996 Plan, respectively, primarily due to the lower-than-planned inventory position.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996 to be filed in April, 1996, the Company's Form 10-Q for the first, second and third quarters ended April 29, 1995, July 29, 1995, and October 28, 1995, respectively, and the Company's
          Form 8-K dated August 18, 1995 and the Company's Form 8-K dated February 21, 1996. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

             Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit:   20-A    Financial Summary Results for the Four Weeks
                             (Unaudited) and Fifty-two Weeks Ended
                             January 27, 1996

          Exhibit:   20-B    Unaudited Financial Summary Results for the
                             Four Weeks Ended February 24, 1996

                         INDEX TO EXHIBITS




     Exhibit No.                 Exhibit                       Page No.


       20-A            Financial Summary Results                   6
                       for the Four Weeks (Unaudited)
                       and Fifty-two Weeks
                       Ended January 27, 1996.



       20-B            Unaudited Financial Summary                 8
                       Results for the Four Weeks
                       Ended February 24, 1996

                            SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMES DEPARTMENT STORES, INC.
                              -------------------------------------
                                         Registrant




Dated:  March 28, 1996             By:  /s/ Joseph R. Ettore
                                      -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer



Dated:  March 28, 1996             By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer



Dated:  March 28, 1996             By:  /s/ William C. Najdecki
                                      ------------------------------
                                        William C. Najdecki
                                        Senior Vice President,
                                        Finance